UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 19, 2018

FS KKR Capital Corp.

(Exact name of Registrant as specified in its charter)

Maryland	814-00757	26-1630040
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 Rouse Boulevard Philadelphia, Pennsylvania		19112
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (215) 495-1150

FS Investment Corporation

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

On December 19, 2018, FS KKR Capital Corp., a Maryland corporation formerly known as FS Investment Corporation (the “Company”), completed its previously announced acquisition of Corporate Capital Trust, Inc., a Maryland Corporation (“CCT”), pursuant to that certain Agreement and Plan of Merger (the “Merger Agreement”), dated as of July 22, 2018, by and among the Company, CCT, IC Acquisition, Inc., a Maryland corporation and wholly-owned subsidiary of the Company (“Merger Sub”), and FS/KKR Advisor, LLC, a Delaware limited liability company and the investment adviser to the Company (the “Adviser”). Pursuant to the Merger Agreement, CCT was first merged with and into Merger Sub, with CCT as the surviving corporation, and, immediately following such merger, CCT was then merged with and into the Company, with the Company as the surviving company (such transactions, the “Merger”).

In accordance with the terms of the Merger Agreement, at the time of the transactions contemplated by the Merger Agreement, each outstanding share of CCT common stock was converted into the right to receive 2.3552 shares of the Company’s common stock (with CCT stockholders receiving cash in lieu of fractional shares of the Company’s common stock). As a result, FSIC will issue an aggregate of approximately 292,326,586 shares of its common stock to former CCT stockholders prior to any adjustment for CCT stockholders receiving cash in lieu of fractional shares.

The foregoing description of the Merger Agreement is a summary only and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which was filed by FSIC as Exhibit 2.1 to its Current Report on Form 8-K filed on July 23, 2018 and is incorporated herein by reference.

Item 5.02 Departures of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Upon the closing of the Merger, the previously disclosed resignations of Gregory P. Chandler, Barry H. Frank, Philip E. Hughes, Jr. and Pedro Ramos from the board of directors of the Company (the “Board”) became automatically effective, the size of the Board was automatically expanded from 9 directors to 11 directors, and each of Barbara Adams, Frederick Arnold, Brian R. Ford, Richard Goldstein, Jerel A. Hopkins and James H. Kropp were qualified for office as directors.

As a result, the Board of the Company currently consists of the following persons:

Director	Class (Expiration of Term)
Barbara Adams	Class C (2019)
Frederick Arnold	Class C (2019)
Michael C. Forman	Class C (2019)
Jerel A. Hopkins	Class C (2019)
James H. Kropp	Class A (2020)
Michael J. Hagan	Class A (2020)
Jeffrey K. Harrow	Class A (2020)
Joseph P. Ujobai	Class A (2020)
Todd Builione	Class B (2021)
Richard Goldstein	Class B (2021)
Brian R. Ford	Class B (2021)

Item 5.03	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 1, 2018, the Board approved the amendment to the Company’s Second Articles of Amendment and Restatement (the “Charter”) to change the name of the Company from “FS Investment Corporation” to “FS KKR Capital Corp.” in connection with the closing of the Merger. On December 19, 2018, following the consummation of the Merger, the Articles of Amendment to the Charter effecting the name change were filed with the State Department of Assessments and Taxation of Maryland and became immediately effective.

The Articles of Amendment are attached hereto as Exhibit 3.1.

Item 7.01	Regulation FD.

On December 19, 2018, the Adviser issued a press release announcing, among other things, the closing of the Merger. The press release is furnished as Exhibit 99.1 to this Form 8-K.

The unaudited pro forma condensed consolidated financial information of the Company is furnished herewith as Exhibit 99.2. The unaudited pro forma information furnished herewith is presented for illustrative purposes only and does not necessarily indicate the results of operations or the combined financial position that would have resulted had the transactions contemplated by the Merger Agreement, including the Merger, been completed at the beginning of the applicable period presented, nor the impact of expense efficiencies, asset dispositions, share repurchase and other factors.

Forward-Looking Statements

Statements included herein may constitute “forward-looking” statements as that term is defined in Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995, including statements with regard to future events or the future performance or operations of the Company. Words such as “believes,” “expects,” “projects,” and “future” or similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors could cause actual results to differ materially from those projected in these forward-looking statements. Factors that could cause actual results to differ materially include changes in the economy, risks associated with possible disruption to the Company’s operations or the economy generally due to terrorism or natural disasters, future changes in laws or regulations and conditions in the Company’s operating area, the price at which shares of the Company’s common stock trade on the New York Stock Exchange, unexpected costs, charges or expenses resulting from the business combination transaction involving the Company, and failure to realize the anticipated benefits of the Merger. Some of these factors are enumerated in the filings the Company made with the Securities and Exchange Commission (the “SEC”). The inclusion of forward-looking statements should not be regarded as a representation that any plans, estimates or expectations will be achieved. Any forward-looking statements speak only as of the date of this communication. Except as required by federal securities laws, the Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

EXHIBIT NUMBER

2.1	Agreement and Plan of Merger, by and among FS Investment Corporation, IC Acquisition, Inc., Corporate Capital Trust, Inc. and FS/KKR Advisor, LLC, dated as of July 22, 2018 (Incorporated by reference to Exhibit 2.1 to the Registrant’s Current Report on Form 8-K filed on July 23, 2018.)

3.1	Articles of Amendment to Second Articles of Amendment and Restatement of FS Investment Corporation

99.1	Press Release, dated as of December 19, 2018 (furnished herewith)

99.2	Unaudited Pro Forma Condensed Consolidated Financial Information (furnished herewith)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FS Investment Corporation

Date: December 19, 2018	By:	/s/ Stephen S. Sypherd
Stephen S. Sypherd
General Counsel